GOODWILL	12 Months Ended
Dec. 31, 2021
Intangible assets and goodwill [abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	2021	2020
Balance at beginning of year	$5,244	$5,218
Acquisitions through business combinations (1)	3,967	(83)
Impairment losses	(175)	—
Dispositions	(171)	(215)
Foreign currency translation	(280)	324
Balance at end of year	$8,585	$5,244
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(1)See Note 3 for additional information on significant acquisitions.
    During the year ended December 31, 2021, the partnership recorded a goodwill impairment loss of $175 million within the infrastructure services segment. This was related to the partnership’s investment in offshore oil services as a result of changes in vessel redeployment and expected future recontracting assumptions. This reduced the carrying value of goodwill at offshore oil services from $286 million to $111 million. The recoverable amount was based on fair value less costs of disposal contemplated using a discounted cash flow analysis incorporating significant unobservable inputs. The estimates regarding expected future cash flows and discount rates are Level 3 fair value inputs based on various assumptions including existing contracts, future vessel redeployment rates, financial forecasts and industry trends.
    Goodwill is allocated to the following segments as at December 31, 2021 and 2020:

(US$ MILLIONS)	2021	2020
Business services	$2,745	$2,529
Infrastructure services	1,991	481
Industrials	3,849	2,234
Total	$8,585	$5,244